EXHIBIT 10.1

AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED CREDIT AND
SECURITY AGREEMENT

                       THIS AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 23, 2008, by and among:

               (1)      QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the “Borrower”),

               (2)      QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the “Loan Parties”),

               (3)      VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company (“VFCC”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to VFCC (together with VFCC, the “VFCC Group”),

               (4)       ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, “Atlantic” and together with VFCC, the “Conduits”), and CALYON NEW YORK BRANCH, in its capacity as a Liquidity Bank to Atlantic (together with its successors, “CLNY” and together with Atlantic, the “Atlantic Group”),

               (5)       WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the VFCC Group (together with its successors in such capacity, the “VFCC Agent” or a “Co-Agent”), and CALYON NEW YORK BRANCH, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the “Atlantic Agent” or a “Co-Agent”), and

               (6)       WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the VFCC Group, the Atlantic Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Third Amended and Restated Credit and Security Agreement dated as of April 20, 2004, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

                       Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

               WHEREAS, the parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

                       NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                       1.     Amendment to Existing Agreement. The definition of “Scheduled Termination Date” in Annex A to the Existing Agreement is hereby amended to delete “May 23, 2008” where it appears and to substitute in lieu thereof “June 13, 2008”.

                       2.     Representations.

                       2.1.      Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

                       2.2.      Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                       3.     Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto, (b) receipt by each of the Atlantic Agent and the VFCC Agent of an amendment and restatement of the Fee Letter for its Group, duly executed by the parties thereto, and (c) receipt of each of the Atlantic Agent and the VFCC Agent of an amendment to the Liquidity Agreement for its Conduit, duly executed by the parties thereto, extending the commitment(s) thereunder to June 13, 2008.

                       4.     Miscellaneous.

                       4.1.      Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                       4.2.      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                       4.3.      EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                       4.3.1.    IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND

SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                       4.3.2.    TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                       4.4.      This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<Signature pages follow>

                       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Robert F. O’Keef
Name: Robert F. O’Keef
Title: Vice President & Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert F. O’Keef
Name: Robert F. O’Keef
Title: Vice President & Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY, AS
ADMINISTRATIVE AGENT AND AS VFCC AGENT

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Managing Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

ATLANTIC ASSET SECURITIZATION LLC

By:	CALYON NEW YORK BRANCH
AS ATTORNEY-IN-FACT

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CALYON NEW YORK BRANCH

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director